UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT TO CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2010

STREAM GLOBAL SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33739	26-0420454
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 William Street, Suite 310, Wellesley, Massachusetts		02481
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (781) 304-1800

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On August 4, 2010, Stream Global Services, Inc. filed a Current Report on Form 8-K (the “Initial Form 8-K”) reporting the issuance of a press release announcing its financial results for the quarter ended June 30, 2010. This Amendment No. 1 to the Initial Form 8-K amends the Initial Form 8-K by correcting the following typographical errors in the press release filed as Exhibit 99.1 to the Initial Form 8-K:

1.	the date of the Registrant’s unaudited consolidated condensed balance sheet was changed from “June 30, 2009” to “June 30, 2010”;

2.	adjusted EBITDA for the three and six month periods ended June 30, 2009 referenced in the body of the press release were changed from “$15.5 million” and “$39.9 million” to “$16.2 million” and “39.9 million” as correctly stated in the tables filed with the press release; and

3.	the date of the Registrant’s reconciliation of GAAP to non-GAAP pro forma information table was changed from “June 31” to “June 30”.

A corrected press release is attached as Exhibit 99.1 to this Amendment No. 1 to the Initial Form 8-K.

The information in this Amendment No. 1 to the Initial Form 8-K and Exhibit 99.1 is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor is it deemed incorporated by reference in any filing under the Securities Act of 1933 or Securities Exchange Act of 1934, except as specifically indicated in any such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

See the Exhibit Index attached to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STREAM GLOBAL SERVICES, INC.

Date: August 4, 2010	By:	/S/ R. SCOTT MURRAY
	Name:	R. Scott Murray
	Title:	Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by Stream Global Services, Inc. on August 4, 2010

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